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                                                                   Exhibit 10.14

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of the 22nd day of April, 1997, by and among La Salle Partners Incorporated (the "Company"), a Maryland corporation formed to succeed to the business currently conducted by La Salle Partners Limited Partnership ("LPL") and La Salle Partners Management Limited Partnership ("LPML" and, together with LPL, "La Salle Partnerships"), DEL-LPL Limited Partnership, a Delaware limited partnership ("DEL-LPL"), DEL-LPAML Limited Partnership, a Delaware limited partnership ("DEL-LPML" and, together with DEL-LPL, the "DEL Partnerships"), DSA-LSPL, Inc., a Delaware corporation ("DSA"), DSA-LSAM, Inc., a Delaware corporation ("DSA II"; DSA, DSA II and their permitted assignees are sometimes collectively referred to herein as the "DSA Parties"), and Galbreath Holdings LLC ("G-LLC," which, together with its permitted assignees, is referred to as the "Galbreath Parties" and, with the DEL Partnerships and the DSA Parties, is collectively referred to as the "Holders").

                                 INTRODUCTION:
                                 ------------

          DEL-LPL, DSA and G-LLC are parties to LPL's Amended and Restated Partnership Agreement (the "LPL Agreement"), and DEL-LPAML, DSA II and G-LLC are parties to LPML's Amended and Restated Partnership (the "LPML Agreement"; the LPL Agreement and the LPML Agreement are sometimes collectively referred to herein as the "La Salle Partnership Agreements" and each as a "La Salle Partnership Agreement"). Pursuant to the La Salle Partnership Agreements, the Holders collectively own all of the issued and outstanding partnership units (the "Units") of the La Salle Partnerships.

          The La Salle Partnerships, the DEL Partnerships and the DSA Parties are parties to that certain Registration Rights Agreement dated as of November 30, 1994 (the "1994 Registration Rights Agreement");

          The La Salle Partnerships are currently planning to incorporate their businesses into the Company and subsidiaries of the Company and to issue common stock in an underwritten public offering (the "IPO Transactions"). As part of the IPO Transactions, the Units will be exchanged for shares of Common Stock of the Company;

          The DEL Partnerships, the DSA Parties and the La Salle Partnerships desire to terminate the 1994 Registration Rights Agreement and enter into this Agreement in order to take account of the IPO Transactions and to provide identical registration rights to the DEL Partnerships, the DSA Parties and the Galbreath Parties.

          Accordingly, the parties hereto agree as follows:

          1. Certain Definitions. As used in this Agreement, the following terms shall have the meaning ascribed to them below:
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          "Affiliate" shall have the definition given to that term in Rule 12b-2 under the Exchange Act.

          "Closing on the IPO Transaction" shall mean closing on a firm commitment underwritten public offering of Common Stock.

          "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Registration Expenses" shall mean the expenses so described in
Section 9.

          "Restricted Stock" shall mean the Common Stock owned by a Holder at the time of Closing on the IPO, but excluding shares of Common Stock which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) have been publicly sold pursuant to Rule 144 under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 9.

          2. Termination of 1994 Registration Rights Agreement; Effectiveness. Upon Closing of the IPO Transaction:

               (a) The 1994 Registration Rights Agreement shall be deemed terminated and of no further force and effect; and

               (b) The provisions of this Agreement shall become effective without further action by any of the parties hereto.

          3. Restrictive Legend. Each certificate representing Common Stock shall, except as otherwise provided in this Section 3 or in Section 4, be stamped or otherwise imprinted with a legend substantially in the following form:

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          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SHARES HAVE BEEN REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if, in the opinion of counsel reasonably satisfactory to the Company, the securities being transferred may be so transferred without registration under the Securities Act, including, but not by way of limitation, pursuant to Rule 144(k) under the Securities Act.

          4. Notice of Proposed Transfer; Right of First Offer. The provisions of this Section 4 will apply to any proposed transfer of any Common Stock by a Holder to a party other than (a) to any party to this Agreement; (b) to an Affiliate of the transferring Holder; (c) to a party which, based on the reasonable inquiry of the transferring Holder, will own after the transfer less than five percent (5%) of the outstanding Common Stock of the Company unless such party is one of the category of persons listed in Rule 13d-1 under the Exchange Act, which person acquires such Common Stock in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect; (d) to a purchaser pursuant to the provisions of Rule 144 under the Securities Act, other than Rule 144(k); or (e) to an underwriter in a firm commitment underwriting pursuant to
Section 5 or 6 hereof (each of the transfers described in (a) through (e) of this Section 4 being referred to as an "Exempted Transaction"). If a Holder proposes to make a transfer that would not constitute an Exempted Transaction, such Holder shall give written notice to the Company of its desire to effect such transfer. Each such notice shall describe the manner of the proposed transfer (including the consideration to be received) and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act; provided, however, that no such opinion of counsel shall be required (a) under the circumstance described in Section 5 or 6; or (b) for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Following receipt of such notice of transfer, the Company shall have ten (10) business days in which to elect to purchase all, but not less than all, of the Common Stock proposed to be transferred, at a price equal to the average of the closing price of the Common Stock on the national securities exchange on which it is then traded for the five (5) trading days prior to the Holder's notice to the Company. If the Company does not elect to purchase the Holder's Common Stock, the Holder shall be entitled to transfer such stock in accordance with the terms of its notice. Each certificate for Common Stock transferred as above provided shall bear the legend set forth in Section 3, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) or (ii) the opinion counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an

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affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 4 shall apply to all Common Stock owned by the Holders, regardless of whether the certificates representing such Common Stock are required to bear the legend prescribed by Section 3 in accordance with the provisions of that Section.

          5. Required Registration. (a) At any time after twelve (12) months from the date of this Agreement, each of the DEL Partnerships, the DSA Parties, and the Galbreath Parties (a "Requesting Holder") may request the Company to file a registration statement under the Securities Act covering the registration for sale of all or any portion of the shares of Restricted Stock held by such Requesting Holder in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued to such holder if such Requesting Holder shall request the registration of less than all shares of Restricted Stock then held by such Requesting Holder (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). Notwithstanding anything to the contrary contained herein, no request may be made under this
Section 5 within 120 days after the effective date of a registration statement filed by the Company (i) upon request of a party hereto or (ii) in which the Holders shall have been entitled to join pursuant to Section 6, and (in either such event) in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

               (b) Following receipt of any notice under this Section 5, the Company shall immediately notify in writing all Holders from whom notice has not been received and shall use its best efforts to effect the registration under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from Requesting Holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other Holders within 30 days after the giving of such notice by the Company, all of whom shall be deemed to be Requesting Holders hereunder). If such method of disposition shall be an underwritten public offering, the Requesting Holder which made the request first in time may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

               (c) In the event that there shall be more than one Requesting Holder, or if the Company determines to include the shares of Common Stock in such Registration Statement pursuant to Section 5(e), then, if the registration requested involves an underwritten public offering, the managing underwriter of such offering shall determine whether existing market conditions permit the inclusion in the registration of all shares of Restricted Stock which the parties hereto wish to include in such registration pursuant to Section 5(a) and 5(b). If, in the opinion of such managing underwriter, the number of shares of Restricted Stock to be included in such registration exceeds the largest number (the "Maximum Sale Number") that can be sold in an orderly manner in such offering within the price range acceptable to the parties requesting registration, the managing underwriter shall so advise the Company. In such case, subject to Section 5(e) hereof, the Company shall include in such registration the Maximum Sale

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Number, allocated, first, to the shares to be registered by the Company for sale for its own account; second, to the shares of Restricted Stock proposed to be registered by the Requesting Holder who made the registration request first in time; and thereafter among the shares proposed to be registered by the other Requesting Holders pro rata in accordance with the aggregate number of shares of Restricted Stock proposed to be registered by them.

               (d) Each of the DEL Partnerships, the DSA Parties and the Galbreath Parties shall have the right (subject to the provisions of Section 5(c)) to effect only two demand registrations pursuant to this Agreement, provided, however, that any demand registration that is effected pursuant to the request of a Holder which includes fewer than the entire number of shares or Restricted Stock requested by such Holder shall not be deemed a demand registration for purposes of the limitation to two demands. For purposes of this Agreement, the DEL Partnerships shall be deemed to be one entity, the DSA Parties shall be deemed to be one entity and the Galbreath Parties shall be deemed to be one entity.

               (e) The Company shall be entitled to include in any registration statement referred to in this Section 5, for sale in accordance with the method of disposition specified by the Requesting Holders, shares of Common Stock to be sold by the Company for its own account. If, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would cause the number of shares of Common Stock registered to exceed the Maximum Sale Number, then the Company will nevertheless have the right to include such shares of Common Stock for its own account if the Board of Directors of the Company certifies to Requesting Holders that the Company has a bona fide need to raise capital in the amount represented by the shares of Common Stock requested to be included for its own account. In such case, the Company shall include in such registration the Maximum Sale Number, allocated, first, to the Company shares; second, to the shares to be sold by the Requesting Holder who made the registration request first in time; and thereafter among the other Requesting Holders, determined pro rata in accordance with the aggregate number of shares of Restricted Stock proposed to be registered by them. Except as provided in this Section 5(e) and except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, for its own account, from the date of receipt of a notice from a Requesting Holder pursuant to this Section 5 until the completion of the period of distribution of the registration contemplated thereby.

          6.  Incidental Registration.  If the Company at any time after twelve
(12) months after the date of this Agreement (other than pursuant to Section 5) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to have any of its shares of Registered Stock registered (which request shall state the intended method of disposition

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thereof), the Company will use its best efforts to cause the shares of
Restricted Stock as to which registration shall have been so requested to be included in the shares to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such shares of Restricted Stock so registered. The Company shall be entitled to include shares of Common Stock for its own account in any registration statement referred to in this Section 6, for sale in accordance with the method of distribution specified by the requesting holder of Restricted Securities, if such registration statement is being filed at the request of such holder. In the event that any registration effected pursuant to this Section 6 shall involve, in whole or in part, a firm commitment underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would materially and adversely affect the distribution of the securities to be sold by the Company therein. In the event of such reduction, the Company shall include in such registration, first, the shares to be registered by the Company for sale for its own account; second, the shares of restricted stock proposed to be sold by a holder who requested the registration, if the registration is filed at the request of a holder; and, third, the shares of all other holders (or if the registration is not filed at the request of a holder, all holders), including the Holders, pro rata in accordance with the aggregate number of shares of restricted stock (or, in the case of the Holders, shares of Restricted Stock) proposed to be registered by them.

          Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 6 without thereby incurring any liability to the holders of Restricted Stock.

          7. Registration Procedures. (a) If and whenever the Company is required by the provisions of Section 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                    (i) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 5, shall be on Form S-1, S-3, if available, or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                    (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all shares of Restricted Stock covered by such registration statement in accordance with the

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     sellers or sellers' intended method of disposition set forth in such registration statement for such period;

                    (iii) furnish to each seller of shares of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), including any supplements thereto, and other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                    (iv) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                    (v) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                    (vi) immediately notify each seller of shares of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or if it is necessary to amend or supplement such prospectus to comply with the law, in which case each seller of Restricted Stock and each underwriter therefore shall immediately cease delivery of such prospectus and the Company will, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares of Restricted Stock or securities, such prospectus, as amended or supplemented, will comply with the law;

                    (vii) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such

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     seller, stating that such registration statement has become effective under the Securities Act and that (A), to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, in such form as is customary in the securities business for such an offering with respect to such registration as such underwriters reasonably may request;

                    (viii) as necessary to satisfy applicable due diligence requirements, make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, subject to reasonable agreements regarding confidentiality, financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in connection with such registration statement; and

                    (ix) issue to any underwriter to which any holder of shares of Restricted Stock may sell such shares of Restricted Stock in connection with any such registrations (and to any direct or indirect transferee of any such underwriter or to such holder, if such registered offering is not underwritten) certificates evidencing such shares of Restricted Stock without any legend restricting the transferability of the shares of Restricted Stock.

               (b) For purposes of Section 7(a) and 7(b) and of Section 5(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

               (c) In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

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               (d)  In connection with the preparation and filing of each registration statement registering shares of Restricted Stock under the Securities Act, the Company shall give the holders of shares of Restricted Stock on whose behalf such shares of Restricted Stock are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

               (e) In connection with each registration pursuant to Section 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature; provided, however, that no seller shall be required to make any representations, warranties or covenants relating to the Company and that the Company shall make such representations, warranties and covenants.

          8. Expenses. (a) All expenses incurred by the Company in complying with Sections 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements not to exceed $50,000 for one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

               (b) The Company will pay all Registration Expenses in accordance with each registration statement under Section 5 and 6. All Selling Expenses in connection with each registration statement under Section 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

          9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to
Section 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each officer, director, partner, agent and employee of seller, each underwriter (as defined in the Securities Act) of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other foreign, federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or

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supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and provided further that, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, such indemnity in this subsection (a) shall not inure to the benefit of any seller or underwriter if the person asserting any such loss, claim, damage or liability who purchased the Common Shares which are the subject thereof did not receive a copy of an amended preliminary prospectus or final prospectus (or final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Common Shares to such person and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary prospectus or final prospectus (or final prospectus as amended and supplemented).

               (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim,

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damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds by such seller from the sale of Restricted Stock covered by such registration statement net of all underwriting discounts and commissions.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall relieve it only for any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with one counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion that such holder is responsible for the portion represented by the percentage that the public offering price of all securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the

Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement net of all underwriting discounts and commissions; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          10. Changes in Common Stock. If, and as often as, there is any fundamental change in the Common Stock by way of a stock split, stock dividend, combination or reclassification or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the shares of Restricted Stock to the public without registration, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to use its best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company as such holder may reasonably request in writing in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

          12. Representations and Warranties of the Company. Effective upon the effectiveness of this Agreement pursuant to Section 2, the Company represents and warrants to the DEL Partnerships, the DSA Parties and the Galbreath Parties as follows:

               (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

               (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

          13.  Miscellaneous.

               (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation permitted transferees of any Restricted Stock), whether so expressed or not; provided, however, that notwithstanding the foregoing, and except as provided below, no Holder shall have the right to sell, assign or otherwise transfer any of its rights hereunder, whether or not in connection with a transfer of Restricted Stock, without the express written consent of the Company, which may be withheld by the Company in its sole discretion. Notwithstanding anything else to the contrary in this Section 13(a):

                    (i) any party hereto shall have the right to assign its rights hereunder to an Affiliate in connection with the transfer of Restricted Stock to that Affiliate; and

                    (ii) the Galbreath Parties shall have the right to assign their rights hereunder to Lizanne Galbreath in connection with the transfer of Restricted Stock to her, in which event the term "Restricted Stock" as applied to Lizanne Galbreath shall be deemed to include any shares of Common Stock transferred to her by Galbreath-LPL Holdings, LLC, a Delaware limited liability company, after the date hereof, a well as any shares of Common Stock held by her that would otherwise be deemed to be Restricted Stock under Section 1.

               (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed to such party as follows:

          if to the Company, to:

          La Salle Partners Incorporated
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Chief Financial Officer
          Fax:  (312) 782-4339
          with a copy to:

          Hagan & Associates
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  R.K. Hagan, Esquire
          Fax:  (312) 782-4339

          if to DEL-LPL Limited Partnership or DEL-LPALM Limited Partnership, to:

          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Chief Financial Officer
          Fax:  (312) 782-4339

          with a copy to:

          Hagan & Associates
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  R.K. Hagan, Esquire
          Fax:  (312) 782-4339

          if to DSA-LSPL, Inc. or DSA-LSAM, Inc., to:

          c/o Dai-Ichi Life (U.S.A.), Inc.
          399 Park Avenue, 24th Floor
          New York, New York 10022
          Attn:  Director
          Fax:  (212) 308-7582

          with a copy to:

          O'Melveny & Myers L.L.P.
          153 East 53rd Street, Suite 5400
          New York, New York 10022-2611
          Attn:  Ko-Yung Tung
          Fax:  (212) 326-2061
          if to Galbreath Holdings LLC, to:

          437 Madison Avenue, 38th Floor
          New York, New York 10022
          Attn:  Lizanne Galbreath
          Fax:  (212) 843-0034

          with a copy to:

          Scott F. Smith
          Howard, Darby & Levin
          1330 Avenue of the Americas
          New York, New York 10119
          Fax:  (212) 841-1010

or subsequent transferee at such address as may have been furnished to the Company in writing by such party or subsequent holder, or at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

               (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

               (d) This Agreement may not be amended or modified in any way that could adversely affect a Holder without the Holder's prior written consent, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

               (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (f) The obligations of the Company to register shares of Restricted Stock under Section 5 or 6 shall terminate as to any of the DEL Parties, the DSA Parties or the Galbreath Parties, on the later of (i) the date on which the Company delivers to such party an opinion of counsel reasonably acceptable to such party to the effect that such party is no longer an Affiliate of the Company; or (ii) the first date on which the shares of Restricted Stock owned by such party constitute less than eight percent (8%) of the outstanding shares of Common Stock of the Company, which termination shall be effective without any further action by any party hereto. Notwithstanding the foregoing, the Company agrees that the provisions of Section 6 shall remain in effect, or shall become effective again following such termination, as applicable (and without further action by any party hereto) in the event that the Company grants "piggyback" registration rights to a holder of shares of Common Stock other than pursuant to this Agreement, with the result that the Holders shall have rights under Section 6 during any period in which another holder of shares of Common Stock shall have "piggyback" registration rights.

               (g) Notwithstanding the provisions of Section 8(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for not more than three periods not to exceed an aggregate of 90 days in any 12-month period if there exists at the time material nonpublic information relating to the Company which, in the reasonable opinion of the Board of Directors of the Company, should not be disclosed.

               (h) From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least two-thirds of the outstanding shares of Restricted Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 5 or 6 of this Agreement, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the shares of Restricted Stock of the holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date the Company receives a request from holders pursuant to Section 5 or within 120 days of the effective date of any registration effected pursuant to Section 5.

               (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                                    LA SALLE PARTNERS INCORPORATED


                                    By:   /s/ William E. Sullivan
                                        -------------------------

                                    Title________________________


                                    DEL-LPL LIMITED PARTNERSHIP


                                    By:   /s/ Robert C. Spoerri
                                        -------------------------

                                    Title________________________


                                    DEL-LPAML LIMITED PARTNERSHIP


                                    By:   /s/ Charles K. Esler
                                        -------------------------

                                    Title________________________


                                    DSA-LSPL, INC.


                                    By:   /s/ Naoki Fukuda
                                        -------------------------

                                    Title________________________


                                    DSA-LSAM, INC.


                                    By:   /s/ Naoki Fukuda
                                        -------------------------

                                    Title________________________


                                    GALBREATH HOLDINGS LLC


                                    By:   /s/ Lizanne Galbreath
                                        -------------------------

                                    Title________________________